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                                                                   Exhibit 10.16


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                     ALTERNATIVE CONSTRUCTION COMPANY, INC.
                           CONVERTIBLE PROMISSORY NOTE


$380,000                                                      Melbourne, Florida
                                                                    July 1, 2005


         FOR VALUE RECEIVED, Alternative Construction Company, Inc., a Florida corporation (the "Company") and its officers and directors personally, hereby absolutely and unconditionally promises to pay to JMB Associates etal (the "Lender"), or order, the principal amount of three hundred eighty thousand dollars ($380,000), together with simple interest on such principal amount at the rate of 18% per annum.


1.  Repayments and Prepayments.
    --------------------------

         All principal and accrued interest under this Note may be converted into equity at the time of the company's active trading on the OTC Bulletin Board ("Next Round") at the price per share paid by investors participating in the proposed SB-2 Offering.

         (1) The Company may prepay this Note at any time, either in whole or in part, without premium or penalty and without the prior consent of the Lender.

         (2) All payments received under this Note shall be applied first to accrued interest on the date of payment and then to the outstanding principal balance of this Note.


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2.  Events of Default; Acceleration.
    -------------------------------

         a. The principal amount of this Note is subject to prepayment in whole or in part upon the occurrence and during the continuance of any of the following events (each, an "Event of Default"): the initiation of any bankruptcy, insolvency, moratorium, receivership or reorganization by or against the Company, or a general assignment of assets by the Company for the benefit of creditors. Upon the occurrence of any Event of Default, the entire unpaid principal balance of this Note and all of the unpaid interest accrued thereon shall be immediately due and payable.

         b. No remedy herein conferred upon the Lender is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and in addition to every other remedy hereunder, now or hereafter existing at law or in equity or otherwise.

3.  Notices.
    -------

         a. All notices, reports and other communications required or permitted hereunder shall be in writing and may be delivered in person, by telecopy with written confirmation, overnight delivery service or U.S. mail, in which event it may be mailed by first-class, certified or registered, postage prepaid, addressed (i) if to an Investor, at such Investor's address set forth in the Purchase Agreement (or such other address as such Investor shall have furnished the Company in writing) and (ii) if to the Company at the address set forth at the beginning of the Purchase Agreement (or such other address as the Company shall have furnished the Investors in writing).

         b. Each such notice, report or other communication shall for all purposes under this Note be treated as effective or having been given when delivered if delivered personally or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or, if sent by telecopier with written confirmation, at the earlier of (i) 24 hours after confirmation of transmission by the sending telecopier machine or (ii) delivery of written confirmation.

4.  Miscellaneous.
    -------------

         a. With the written consent of the record holders of more than 50% of the principal amount of the Notes then outstanding, the obligations of the Company and the rights of the holders under the Notes may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Note; provided, however, that no such waiver or supplemental agreement shall reduce the above percentage of principal amount, the holders of which are required to consent to any waiver or supplemental agreement, without the consent of the record or beneficial holders of all of the Notes, nor increase the obligations of any holder of a Note without such holder's written consent. Upon the effectuation of each such waiver, consent, agreement, amendment or modification the Company shall promptly give written notice thereof to the record holders of the Notes who have not previously consented thereto in writing. Neither this Note nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by a signed statement in writing.


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         b. No failure or delay by the Lender to exercise any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege. The provisions of this Note are severable and if any one provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, such invalidity or unenforceability shall affect only such provision in such jurisdiction. This Note expresses the entire understanding of the parties with respect to the transactions contemplated hereby. The Company and every endorser and guarantor of this Note regardless of the time, order or place of signing hereby waives presentment, demand, protest and notice of every kind, and assents to any extension or postponement of the time for payment or any other indulgence, to any substitution, exchange or release of collateral, and to the addition or release of any other party or person primarily or secondarily liable.

         (3) If Lender retains an attorney for collection of this Note, or if any suit or proceeding is brought for the recovery of all, or any part of, or for protection of the indebtedness respected by this Note, then the Company agrees to pay all costs and expenses of the suit or proceeding, or any appeal thereof, incurred by the Lender, including without limitation, reasonable attorneys' fees.

         (4) This Note shall for all purposes be governed by, and construed in accordance with the laws of the State of Florida (without reference to conflict of laws).

         (5) This Note shall be binding upon the Company's successors and assigns, and shall inure to the benefit of the Lender's successors and assigns.

         (6) In no event shall the interest rate and other charges under this Note exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that a court determines that Lender has received interest and other charges under this Note in excess of the highest permissible rate applicable hereto, such excess shall be deemed received on account of, and shall automatically be applied to reduce, the outstanding principal amount hereunder and the provisions thereof shall be deemed amended to provide for the highest permissible rate. If there is no outstanding principal amount under this Note, Lender shall refund such excess to the Company.


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         IN WITNESS WHEREOF, the Company has caused this Note to be executed by its duly authorized officer to take effect as of the date first hereinabove written.


                                   ALTERNATIVE CONSTRUCTION COMPANY, INC.


                                   By:
                                      ------------------------------------------

                                   Title:   Chief Executive Officer
                                         ---------------------------------------


                                   By:      Michael W. Hawkins
                                      ------------------------------------------


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